UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Current Report

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 12, 2010

SecureCare Technologies, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	0-29804	82-0255758

(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification Number)

4611 Bee Caves Road, Suite 306, Austin, Texas 78746

(Address of principal executive offices)
Registrant’s telephone number, including area code: (512) 447-3700

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.001 per share

1617 W. 6th Street, Suite C, Austin, Texas 78703

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

          SecureCare Technologies, Inc. (the “Company”) is currently engaged in a private offering of its common stock. The offering commenced on November 1, 2009. The terms and conditions of the offering provide for accredited investors to purchase up to 3,125,000 shares of common stock at $0.08 per share from November 1, 2009 through March 31, 2010 (the “Stock Offer”). Effective November 1, 2009 a total of $200,000 in funds from the Stock Offer have been guaranteed on a stand-by basis by certain of the participating investors, all of whom own common stock of the Company. The Company has agreed to compensate the participating stand-by investors an amount equal to ten percent (10%) or Twenty Thousand Dollars ($20,000) of the guaranteed funds, in the form of shares of common stock of the Company (the “Compensation”), with one share being issued for each $.08 of the Compensation for a total of Two Hundred Fifty Thousand (250,000) shares (the “Compensation Shares”) to be issued. The Company retains the right, in its sole discretion, to increase the total amount of funds guaranteed on a stand-by basis to Two Hundred Fifty Thousand Dollars ($250,000), for which the ten percent (10%) Compensation would increase to Twenty Five Thousand Dollars ($25,000) in the form of shares of common stock of the Company, with one share being issued for each $.08 of the Compensation for a total of Three Hundred Twelve Thousand Five Hundred (312,500) Compensation Shares to be issued. The Compensation Shares will be issued after the Stock Offer has been completed. The Company anticipates it will issue the Compensation Shares on April 1, 2010.

          Effective November 23, 2009, the Company made a note extension offer (the “Extension Offer”) to 37 note holders, who also represent the majority ownership of the Company, related to $2,603,000 in principal amount outstanding of notes payable (the “Notes”) of the Company that mature between December, 2009 and May, 2010, the majority of which matures on December 31, 2009, and the related $396,729 in interest payable upon maturity of the Notes. The Extension Offer included the following terms and conditions:

1.)
Interest due at maturity on the Notes of $396,729 will automatically convert to shares of common stock of the Company, on the maturity date, with one share being issued for each $0.40 in interest due for a total of 991,823 shares to be issued.

2.)
On the maturity date of each of the Notes, representing $2,603,000 in principal amount outstanding, all Notes will be automatically extended to a revised maturity date of December 31, 2010 (the “Extended Notes”).

3.)	The Extended Notes will be non-interest bearing.
4.)	Outstanding purchase warrants, originally issued in conjunction with a portion of the Notes, totaling 255,200 warrants, will be re-priced to $.40 per share from $2.50 per share.
As of February 16, 2010, the aggregate shares sold in the Stock Offer and the shares issued in conjunction with the Extension Offer exceeded 5% of the Company’s issued and outstanding shares beyond those reported in our Current Report on Form 8-K dated January 7, 2010. As of February 16, 2010, 2,249,688 shares have been sold in the Stock Offer to 18 investors (including 1,418,750 shares sold to related parties) for $179,975. In addition, 662,202 shares have been issued in conjunction with the Extension Offer (including 452,381 shares issued to related parties). As a result of these issuances, the number of shares of common stock, par value $0.001 per share, that the Company has issued and outstanding has increased from the 12,689,021 reported in our Current Report on Form 8-K dated January 7, 2010 to 13,394,133.

          The Stock Offer is being conducted pursuant to the exemption provided pursuant to Regulation D under the Securities Act of 1933, as amended, and analogous state laws. The Company did not grant any registration rights to the investors in the offerings.

          The Company will use the proceeds of the Stock Offer as working capital. The Company incurred only nominal expenses in connection with the Stock Offer.

ITEM 3.03. Material Modifications to Rights of Security Holders

ITEM 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On February 12, 2010 the Registrant filed an amendment to its Articles of Incorporation in the State of Nevada. Pursuant to the provisions of the Nevada Revised Statues, the Registrants Board of Directors consented in writing to the adoption of the Amendment to Article FOURTH of the Articles of Incorporation, effective March 1, 2010, as follows:

Article FOURTH shall be amended by adding the following paragraph at the end thereof:

“The number of authorized shares of common stock of the corporation shall be changed from 50,000,000 to 16,666,667 and correspondingly each of the issued and outstanding shares of the corporation’s common stock issued and outstanding on the date hereof shall be reverse split to become one third share with a corresponding reduction in the stated capital of the corporation. No fractional shares shall be issued and in lieu thereof each shareholder who would have received less than one share shall be paid $0.25 for any fraction of a share to which the shareholder would have otherwise been entitled; the shareholders who would have received less than one share represent ..01 % of the total shares outstanding; all other fractional shares will be rounded up to the next whole number; the number of additional shares to be issued as a result is less than .01% of the total shares outstanding.”

On March 2, 2010 the Registrant filed a Certificate of Correction to the amendment of its Articles of Incorporation, originally filed on February 12, 1010, in the State of Nevada. The Certificate of Correction, corrected the previously stated provision for the rounding of fractional shares. Pursuant to the provisions of the Nevada Revised Statues, a Certificate of Correction is effective on the effective date of the record it corrects except as to persons relying on the uncorrected record and adversely affected by the correction. As to those persons, the certificate is effective when filed. The Registrant does not believe that anyone was adversely affected by the correction.

Based on the Certificate of Correction, as filed on March 2, 2010, Article FOURTH shall be amended by adding the following paragraph at the end thereof:

“The number of authorized shares of common stock of the corporation shall be changed from 50,000,000 to 16,666,667 and correspondingly each of the issued and outstanding shares of the corporation’s common stock issued and outstanding on the date hereof shall be reverse split to become one third share with a corresponding reduction in the stated capital of the corporation. All fractional shares shall be rounded down to the next whole number. No fractional shares shall be issued and in lieu thereof each shareholder who would have ended with less than one whole share shall be paid $0.25 for any fraction of a share to which the shareholder would have otherwise been entitled; the shareholders who would have ended with less that one whole share represent .01 % of the total shares outstanding.”

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

3.1	Certificate of Amendment to the Registrant’s Articles of Incorporation, filed February 12, 2010
3.2	Certificate of Correction to the Registrant’s Articles of Incorporation, filed March 2, 2010

10.1	Form of Subscription Agreement for Stock Offer Effective November 1, 2009*

* Previously Filed

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2010

SecureCare Technologies, Inc.

By:	/s/ NEIL BURLEY

Name: Neil Burley
Title: CFO and Principal Financial Officer